EX-99.1 Press Release
Pennant Announces New Leadership Structure

EAGLE, Idaho, June 7, 2022 – The Pennant Group, Inc. (NASDAQ: PNTG), the parent company of operating subsidiaries that provide home health, hospice and senior living services, announced today that its Board of Directors has appointed Brent Guerisoli, current President of Pennant, to succeed Daniel Walker as Chief Executive Officer of Pennant, effective August 1, 2022. Mr. Walker will continue to serve as chairman of Pennant’s Board of Directors.

Commenting on this announcement, Walker said, “After careful reflection, I have made the decision to reduce my professional obligations in consideration of family circumstances, to pursue charitable causes unrelated to Pennant or its businesses, and to create space for a robust team of leaders that are committed to Pennant’s success and well-prepared to drive our future growth. It’s been my honor and privilege to serve as the CEO of Pennant since our spin-off in 2019 and before that as President of our former parent company’s home health and hospice portfolio company since its first acquisition over a decade ago. Since those early days, we’ve grown to serve patients in 14 states across dozens of operations, built a deep bench of leaders throughout the organization, successfully completed a spin-off to become a stand-alone public company and navigated the challenges of a pandemic. Our story has always been about more than just one individual—our success has been built on the foundation of our unique operating model, commitment to our core values and culture, and the execution of our talented local leaders and their resource partners. The actions announced today are a natural extension of those foundational principles and consistent with our history. I’m confident Brent is the right leader at the right time for Pennant and that this leadership transition will position us for success in our next chapter.”

“Danny is a leader of the highest caliber, and his commitment to our core values, our employees and our patients has been instrumental in our development and growth for over a decade. I am grateful for his innumerable contributions to our organization as CEO, look forward to his continued service as chairman of the board and am confident his ongoing collaboration with Brent and the rest of the management team will ensure an effective leadership transition,” said Christopher Christensen, a member of the Company’s Board of Directors.

Since joining the organization in 2012, Guerisoli has directed its growth efforts across several states, played a key role in its overall leadership recruiting, development and training, made significant contributions to its financial, clinical and cultural achievements, and more recently spearheaded the turnaround in its senior living segment. “Brent has been an incredible partner to me over the last decade as we’ve worked together on countless operational opportunities and challenges. His deep understanding of and commitment to our mission and culture, his track record of success across various leadership positions he’s held in the organization and the trust of partners within and without the organization make him well-qualified to steward Pennant as its CEO going forward,” said Walker.

“It’s been a privilege for me to work side-by-side with Danny as we’ve sought to be the provider and employer of choice in each of our local communities. From my days in our administrator-in-training program, to running a home health and hospice agency, then as cluster leader, market leader and ultimately a member of our management team, I have witnessed time and time again the power of our unique operating model in achieving financial and clinical results. It’s been my honor to work shoulder-to-shoulder with our amazing leaders, staff, caregivers and resources all these years, and I’m confident that we have many years of success ahead of us as we operate consistent with our core values,” said Guerisoli.

In addition to these changes, the Company announced that John Gochnour will be appointed President and Chief Operating Officer of Pennant, reflecting his expanded leadership roles supporting both our field operations as well as the ongoing development of our world-class service center resources. “Having worked closely with John for many years, I know he’s a tremendous leader and has a proven track record of building and inspiring teams, achieving exceptional results and relentless execution. He’s been key to our growth and leadership development, and I’m thrilled he’s agreed to extend his influence more broadly across the organization,” commented Guerisoli.

Partnering closely with Gochnour will be Brian Wayment, who will continue to serve as President of Cornerstone Healthcare, our home health and hospice portfolio company, and Andrew Rider, President of Pinnacle Senior Living, our senior living segment. Guerisoli said, “Brian and Andy have consistently achieved success over many years in leadership roles throughout Pennant, and their ability to build teams that embody our core values and commit to achieving incredible results have prepared them well to partner with John in leading our operations.” Guerisoli also noted that Jennifer Freeman will continue to serve as Chief Financial Officer and Derek Bunker will continue as Chief Investment Officer, Executive Vice President and Secretary. “With more than 40 years of combined leadership experience at Pennant and Ensign, our team is well prepared to lead out as we continue building something special in the home health, hospice and senior living spaces. In addition to this team that has been leading Pennant for years, it is important to understand that we have a deep and growing lineup of talented women and men throughout the organization that share our dedication to our mission of providing life-changing service to our patients, residents and their families. This natural leadership progression opens doors for these high-caliber leaders to deepen their influence on the organization, benefit from new opportunities as we successfully drive growth and create value for our stakeholders,” continued Guerisoli.

Walker added, “I remain deeply committed to Pennant and am more optimistic than ever about our long-term success. I look forward to continuing to support leaders across the organization as chairman of the board. I’m grateful that Brent, John and the rest of our management team are willing to step forward in unique ways to continue leading the organization about which we are all so passionate. This team’s focus on the rigorous adherence to the best practices inherent in our unique operating model give me great confidence in our ability to drive exceptional results.” Guerisoli concluded, “Leadership transitions like those announced today are a natural progression in a dynamic organization full of talented, entrepreneurial leaders and service center resources who are committed to our collective success. We are inspired by what they accomplish every day and energized to serve them as we together realize the incredible opportunities before us. Pennant is in good hands as we write the next chapter of our growth story—our best one yet.”

About Pennant

The Pennant Group, Inc. is a holding company of independent operating subsidiaries that provide healthcare services through 89 home health and hospice agencies and 48 senior living communities located throughout Arizona, California, Colorado, Idaho, Iowa, Montana, Nevada, Oklahoma, Oregon, Texas, Utah, Washington, Wisconsin and Wyoming. Each of these businesses is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Pennant Group, Inc. has direct operating assets, employees or revenue, or that any of the home health and hospice businesses, senior living communities or the Service Center are operated by the same entity. More information about Pennant is available at www.pennantgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and the company’s ability to execute on its strategy and drive future results. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, for a more complete discussion of the risks and other factors that could affect Pennant’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Pennant does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

The Pennant Group, Inc.
(208) 506-6100
ir@pennantgroup.com

SOURCE: The Pennant Group, Inc.